UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 17, 2010

THE PMI GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13664 (Commission File Number)	94-3199675 (I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road
Walnut Creek, California  94597
(Address of principal executive offices, including zip code)

(925) 658-7878
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)          Election of Directors.   On November 17, 2010, the Board of Directors (the “Board”) of The PMI Group, Inc. (the “Corporation”) expanded the size of the Board by two members, for a total of eleven directors.  On the same date, the Board appointed Timothy R. Eller and Charles R. Rinehart to the Board of Directors.  The Board appointed Mr. Eller as a member of the Compensation Committee of the Board, and appointed Mr. Rinehart as a member of the Board’s Audit Committee.

Biographical Information.

Mr. Eller is a principal of Cordalla Capital, LLC, which directs investments in real estate and related businesses.  He also serves as Vice Chairman of the Board of Directors of PulteGroup, Inc.  From April 2004 until August 2009, Mr. Eller served as chairman and chief executive officer of Centex Corporation, prior to its acquisition by PulteGroup, Inc.

Mr. Rinehart is the retired chairman and chief executive officer of H.F. Ahmanson, the holding company of Home Savings of America, that was sold to Washington Mutual Bank in 1998.  He currently serves as Chairman of the Board of Verifone Systems, Inc. and is a director of MBIA, Inc.

 Compensation.  Messrs. Eller and Rinehart are eligible to participate in the PMI non-employee directors’ compensation program, summarized in Exhibit 99.2  (“Summary”) filed with this Current Report on Form 8-K.  Effective November 17, 2010, the Board adopted amendments  (“Amendments”) to the Corporation’s Equity Incentive Plan and the Non-Employee Director Phantom Stock Plan, to provide initial automatic grants of stock units and phantom stock upon a director’s election or appointment to the Board. These Amendments are filed with this Current Report on Form 8-K as Exhibits 99.3 and 99.4, respectively.  Pursuant to the Amendments,  Messrs. Eller and Rinehart each received   10,927.15 directors stock units and 22,185.43 shares of phantom stock upon appointment to the Board.  The terms and conditions of the stock units and phantom stock are described in the Summary.

Item 9.01                       Financial Statements and Exhibits.

(d)  Exhibits:

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	The PMI Group, Inc. Board of Directors Summary of Compensation Arrangements Applicable to Non-Employee Directors Effective November 17, 2010
99.2	Amendment No. 2, effective November 17, 2010, to The PMI Group, Inc. Amended and Restated Equity Incentive Plan (Amended May 21, 2010)
99.3	Amendment No. 1, effective November 17, 2010, to The PMI Group, Inc. Non-Employee Director Phantom Stock Plan (Effective January 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE PMI GROUP, INC.

Dated:  November 19, 2010                                                                By:         /s/ Andrew D. Cameron
        Andrew D. Cameron
       Executive Vice President and General Counsel